SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):           25-Oct-01

IndyMac ARM Trust, IndyMac ARM Grantor Trust
Mortgage Pass-Through Certificates, Series 2001-H1

(Exact name of registrant as specified in its charter)


Delaware             333-56240                13-3633241
(State or Other      (Commission              (I.R.S. Employer
Jurisdiction         File Number)             Identification No.)
of Incorporation)


        245 Park Avenue
        New York, New York                       10167
        (Address of Principal                  (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code        (212) 272-2000


Item 5. Other Events.

On          25-Oct-01a scheduled distribution was made from the
        trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
            25-Oct-01The Monthly Report is filed pursuant to and
        in accordance with (1) numerous no-action letters (2) current Commission policy in the area.






A.      Monthly Report Information:
        See Exhibit No. 1

B.      Have any deficiencies occurred?   NO.
                     Date:
                     Amount:

C.      Item 1: Legal Proceedings:            NONE

D.      Item 2: Changes in Securities:        NONE

E. Item 4: Submission of Matters to a Vote of Certifi-cateholders: NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statements and Exhibits

Information and Exhibits.

Exhibit No. 1

IndyMac ARM Trust, IndyMac ARM Grantor Trust
Mortgage Pass-Through Certificates, Series 2001-H1

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

        Beginning
Class   Balance      Principal    Interest
I-A     129,269,051  2,840,304    700,680
II-A    25,598,052   665,970      140,139
XP      100          0            1
III-A-1 223,305,669  3,377,122    560,358
S       223,305,669  NA           649,546
III-A-2 120,323,148  1,819,685    651,929
X-1     516,794,411  NA           134,483
X-2     516,794,411  NA           17,226
B-1     6,535,121    4,955        35,431
B-2     4,966,692    3,766        26,927
B-3     2,875,353    2,180        15,589
B-4     1,307,024    991          7,086
B-5     1,307,024    991          7,086
B-6     1,307,178    991          7,087
R-I     0            0            0
R-II    0            0            0

        Principal    Remaining
Class   Loss         Balance
I-A     0.00         126,428,746
II-A    0.00         24,932,082
XP      0.00         100
III-A-1 0.00         219,928,546
S       0.00         219,928,546
III-A-2 0.00         118,503,463
X-1     0.00         508,077,456
X-2     0.00         508,077,456
B-1     0.00         6,530,166
B-2     0.00         4,962,926
B-3     0.00         2,873,173
B-4     0.00         1,306,033
B-5     0.00         1,306,033
B-6     0.00         1,306,187
R-I     0.00         0
R-II    0.00         0

          Beginning
        Current Prin  Principal
Class   Amount       Distribution
I-A     969.07       21.29
II-A    998.36       25.97
XP      1,000.00     0.00
III-A-1 992.47       15.01
S       992.47       NA
III-A-2 992.47       15.01
X-1     987.01       NA
X-2     987.01       NA
B-1     998.49       0.76
B-2     998.49       0.76
B-3     998.49       0.76
B-4     998.49       0.76
B-5     998.49       0.76
B-6     998.49       0.76

R-I     0.00         0.00
R-II    0.00         0.00

                     Remaining
 Class  Interest     Balance
  I-A   5.25         947.78
  II-A  5.47         972.39
   XP   5.50         1,000.00
III-A-1 2.49         977.46
   S    2.89         977.46
III-A-2 5.38         977.46
  X-1   0.26         970.36
  X-2   0.03         970.36
  B-1   5.41         997.73
  B-2   5.41         997.73
  B-3   5.41         997.73
  B-4   5.41         997.73
  B-5   5.41         997.73
  B-6   5.41         997.73

  R-I   0.00         0.00
  R-II  0.00         0.00

                     Group 1      Group 2     Group 3

Sch Bal              134,099,925  26,526,690  356,167,796
Sch Prin             102,792      19,937      269,052
PrePay               2,741,215    646,731     4,937,228
Liq Proc             0            0           0
Ins Proc             0            0           0
Tot. Prin            2,844,007    666,668     5,206,280

Real. Loss           0            0           0
Agg. Real. Loss      0            0           0
Avg. Loss Sev.       0            0           0
End Bal              131,255,918  25,860,022  350,961,516
 net of REO          131,255,918  25,860,022  350,961,516
# of Loans           390          31          934

Gross Int            829,493      164,264     2,228,624
Radian Fe            25,267       4,053       68,728
Loss Adv.            1,117        221         2,968
Serv. Fee            41,906       8,290       111,302
LPMI Fee             1,595        0           3,365
Net Inet             759,607      151,700     2,042,261

PPIS                 6,870        2,244       12,760
Comp Int             6,870        2,244       12,760
Net PPIS             0            0           0

Net Serv fee         35,036       6,046       98,543

Ppay Pen.            0            0           0

Tot Coll:            3,603,615    818,368     7,248,540

viii)  Advances (Based on payments made through the Determination Date)
Current              795,710      155,323     2,054,937
Agg. Outst.          860,219      161,087     2,119,213

x)  Mortgage Loans which incurred a Realized Loss during the Prepayment Period


xvi)  Book Value of REO Propertys


xvii)  Realized Losses allocated to Certificates
Class   Current LosseAggregate Losses
B-1     0.00         0.00
B-2     0.00         0.00
B-3     0.00         0.00
B-4     0.00         0.00
B-5     0.00         0.00
B-6     0.00         0.00

xxi)  Supplemental PMCurrent      Aggregate
Claims PCount        0.00         0.00
        Principal Bal0.00         0.00
Claims SCount        0.00         0.00
        Principal Bal0.00         0.00
Claims DCount        0.00         0.00
        Principal Bal0.00         0.00
                     0.00         0.00


iv) Delinquency Information for Mortgage Loans as of the end
 of the Prior Calendar Month (exclusive
of Mortgage Loans in Foreclosure and REO)
Group 1 Count        Sched Bal    Act Bal
All Loan390          131,255,918  131,347,298
30-59   3            943,532      945,102
60-89   2            1,119,596    1,121,066
90+     2            1,086,049    1,088,622
FC      1            598,064      600,000
REO     0            0            0
Total   8            3,747,241    3,754,791


Group 2 Count        Sched Bal    Act Bal
All Loan31           25,860,022   25,877,412
30-59   1            842,339      843,678
60-89   0            0            0
90+     0            0            0
FC      0            0            0
REO     0            0            0
Total   1            842,339      843,678


Group 3 Count        Sched Bal    Act Bal
All Loan934          350,961,516  351,184,860
30-59   15           6,142,050    6,150,738
60-89   3            1,356,897    1,359,793
90+     0            0            0
FC      0            0            0
REO     0            0            0
Total   18           7,498,947    7,510,531

                     Group 1      Group 2     Group 3
WAC                  7.423%       7.431%      7.509%
WA Net Rate          6.797%       6.863%      6.881%
WAM                  356          356         356

Sen %                0.9640       0.9650      0.9648
Sen PP%              1.0000       1.0000      1.0000
Sub %                0.0360       0.0350      0.0352
Sub PP%              0.0000       0.0000      0.0000

Stop Loss Amount at beginning of period       20,943,882
Reduction in Stop Loss Amount during current P0
Current Stop Loss Amount                      20,943,882


IndyMac ARM Grantor Trust
Mortgage Pass-Through Certificates, Series 2001-H1

STATEMENT TO CERTIFICATEHOLDERS



DISTRIBUTION SUMMARY
        Beginning
Class   Balance      Principal
III-A-1 223,305,669  3,377,122

                     Principal    Remaining
Class   Interest     Loss         Balance
III-A-1 560,358      0            219,928,546

                     Beginning
                     Current Prin Principal
Class   Cusip        Amount       Distribution
III-A-1 45660VAA5    992.47       15.01

                     Remaining
Class   Interest     Balance
III-A-1 2.49         977.46


Available Funds:
A)  Payments from Underlying Certificates (Classes III-A-1 and S)
                                              4,587,026
       Plus :  Swap Payment to the Grantor Trust
                                              0
       Minus:   Swap Payment from the Grantor Trust
                                              649,546
        Net Available Funds
                                              3,937,480

B)  Payments to Grantor Trust Certificates
                                              3,937,480
     Difference Between A & B                 0
Days in Interest Accrual Period   30
LIBOR+.35%                        3.011%
                                  SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this
report to be signed on its behalf by the
undersigned hereunto duly authorized.
                                  Bank One, NA
                     By: /s/ Sandra Whalen
                     Name:        Sandra Whalen
                     Title:       Trust Officer
                                  Bank One

        Dated:       10/31/01